Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes [Abstract]
Income Taxes
9. Income Taxes
The Company is incorporated in the Republic of the Marshall Islands, and in accordance with the income tax laws of the Marshall Islands, is not subject to Marshall Islands' income tax.  Dividends paid by the Company are not subject to any withholding tax under the laws of the Marshall Islands. As the Company proceeds with making investments in various jurisdictions, tax considerations outside the Marshall Islands may arise. Although the Company intends to pursue tax-efficient investments, it may be subject to income tax, withholding tax, capital gains tax, and other taxes imposed by tax authorities in other jurisdictions. The Company does not expect to be subject to direct taxation based on net income in the United States as long as it is not engaged in a trade or business in the United States for U.S. federal income tax purposes.  However, if the Company operates one or more vessels that carry cargo or passengers to or from the United States, the Company may become subject to U.S. federal income tax on its gross U.S.-source shipping income at a rate of four percent unless it qualifies for an exemption from such tax. The Company does not expect to invest in any U.S. obligation that will be subject to U.S. withholding taxes.
The Company recognizes uncertain tax positions, if any, in the Consolidated Financial Statements based on the guidance in IAS 12.  Interest and penalties related to uncertain tax positions are recognized based on the guidance in IAS 12 as well.
The amount of $39,199 (2016: $0) included as Income tax expense represents withholding taxes payable on interest received on the Trust Account investments.